GREENPOINT HOME EQUITY LOAN TRUST 2004-3
Variable Rate Asset Backed Notes

Distribution Date:	August 16, 2004

	Original	Beginning			Total	Overdue	Overdue	Ending
	Note	Note	Principal	Interest	Distribution	Accrued	Accrued	Note
Class	Principal Balance	Principal Balance	Distribution	Distribution	Amount	Interest Paid	Interest Remaining	Principal Balance
A	$226,987,000.00	$226,987,000.00	$20,862,895.67	$463,053.48	$21,325,949.15	$0.00	$0.00	$206,124,104.33
Residual - B	$6,664,378.90	$6,664,378.90	$0.00	$1,955,335.64	$1,955,335.64	$0.00	$0.00	$6,659,064.30
Residual - G	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL	$233,651,378.90	$233,651,378.90	$20,862,895.67	$2,418,389.12	$23,281,284.79	$0.00	$0.00	$212,783,168.63

AMOUNTS PER $1,000 UNIT
		Beginning				Overdue	Overdue	Ending
		Note	Principal	Interest	Note	Accrued	Accrued	Note
Class	CUSIP	Principal Balance	Distribution	Distribution	Distribution Amount	Interest Paid	Interest Remaining	Principal Balance
A	395385AW7	1000.00000000	91.91229308	2.04000000	93.95229308	0.00000000	0.00000000	908.08770692

Rates

Class	Note
A	1.530000%

Investor Certificate Rates based on a LIBOR of:	1.30000%

GREENPOINT HOME EQUITY LOAN TRUST 2004-3
Variable Rate Asset Backed Notes

Distribution Date:	August 16, 2004

Information pursuant to Section 8.8 of the
Indenture Dated June 1, 2004

(i)	Total Note Distributon Amount	See Page 1

(ii)	Note Interest	See Page 1
	Per $1000 of Original Note Principal Balance
	Note Rate

(iii)	Unpaid Interest Shortfall (with accrued interest)	See Page 1
	Per $1000 of Original Note Principal Balance

(iv)	Remaining Unpaid Interest Shortfall	See Page 1
	Per $1000 of Original Note Principal Balance

(v)	Principal Distributed	See Page 1
	Per $1000 of Original Note Principal Balance

(vi)	Servicing Fee	200,109.56

(vii)	Note Ending Balance	See Page 1

(viii)	Pool Initial Balance	233,651,378.90
	Pool Ending Balance	212,783,168.63

(ix)	Indenture Trustee Fee	5,062.45
	Owner Trustee Fee	500.00
	Credit Risk Manager Fee	1,947.09
	Management Fee	500.00

(x)	Delinquency Information
		Count	Balance	% of Group Bal
	30-59 days	14	929,889.39	0.437013%
	60-89 days	6	160,378.10	0.075372%
	90-119 days	0	0.00	0.000000%
	120-149 days	0	0.00	0.000000%
	150-179 days	0	0.00	0.000000%
	180-269 days	0	0.00	0.000000%
	270+ days	0	0.00	0.000000%
	Total	20	1,090,267.49	0.512384%
	*Note: The above statistics include Foreclousures, REOs and Bankruptcies

		Count	Balance	% of Group Bal
	Bankruptcy	1	115,500.00	0.054281%

		Count	Balance	% of Group Bal
	Foreclosure	0	0.00	0.000000%
	REO	0	0.00	0.000000%
	Total	0	0.00	0.000000%

GREENPOINT HOME EQUITY LOAN TRUST 2004-3
Variable Rate Asset Backed Notes

Distribution Date:	August 16, 2004

(xi)	Cumulative Loss as a Percentage of Original Pool Balance	0.00000%
	Cumulative Loss as a Percentage of Current Pool Balance	0.00000%
	Twelve-Month Rolling Average	0.00000%

	Current Loss Amount (Mortgage Pool)	0.00
	Cumulative Loss Amount (Mortgage Pool)	0.00

(xii)	Three-Month Rolling Average of 60+ Delinquencies	0.07537%

(xiii)	Book Value of REOs	0.00

(xiv)	Draws on the Policy	0.00

(xv)	Type of Amortization Period:	Managed

(xvi)	Did Rapid Amortization Event Occurr during this Period?	NO

(xvii)	Relief Act Shortfalls	0.00

(xviii)	Largest Three Mortgage Loans	1,204,922.84

(xix)	Has an Event of Servicing Termination Occurred?	NO
	Has an Event of Insurer Default Occurred?	NO

(xx)	Additional Balances	7,002,000.37

(xxi)	Additional Balance Contribution Amount	0.00
	Interest on Additional Balance Contribution Amount	0.00

(xxii)	Has Managed Amortization Period Ended and
	Rapid Amortization Period Begun?	NO

(xxiii)	Specified Overcollateralization Amount	6,659,064.30

(xxiv)	Overcollateralization Amount (after application of payments)	6,659,064.30

(xxv)	Servicing Advances	0.00

(xxvi)	Current Period Interest Shortfalls	0.00

(xxvii)	Weighted Average Coupon - Beginning of Period	6.91555%
	Weighted Average Coupon - End of Period	6.88021%

	*Weighted Average Net Coupon - Beginning of Period	6.12997%
	*Weighted Average Net Coupon - End of Period	6.09463%
	*net of Servicing Fee, Owner Trustee Fee, Indenture Trustee Fee, Credit Risk Manager Fee, Premium %